SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2018
Stockholders' Equity Note [Abstract]
SHAREHOLDERS' EQUITY
NOTE 6:-	SHAREHOLDERS' EQUITY

a.	Ordinary shares:

The Ordinary shares confer upon the holders the right to receive notice to participate and vote in general meetings of the Company and the right to receive dividends, if declared.

b.	Stock option plans:

1.	Under the Company's stock option plan (as amended in December 2007) ("the Plan"), shares and options to purchase shares may be granted to employees, officers, consultants and directors of the Company.

2.
No options were granted or exercised during 2016 and 2017. In 2018 , 60,000 options were granted. In 2016, 66,667 options were forfeited. As of December 31, 2018, an aggregate of 3,000,000 Ordinary shares of the Company were reserved for issuance under the plan.

3.
Options granted generally become fully exercisable after two to four years and expire no later than 10 years from the approval date of the option plan under terms of grant. Any option forfeited or cancelled before expiration become available for future grants.

The following is a summary of the Company's stock options transactions in 2018:

	Amount	Weighted average exercise price	Weighted average remaining contractual life	Aggregate intrinsic value *)

Options outstanding at beginning of year	2,290,667	$1.01	7.24	-
Granted	60,000	$0.19	8.32	600
Forfeited	-	-	-	-

Options outstanding at end of year	2,350,667	$0.99	6.00	-

Options exercisable at end of year	2,350,667	$0.99	6.00	-

*)	All options were out of the money as of December 31, 2018 and their intrinsic value was considered as zero.

The total stock-based compensation expenses recognized in General and administrative expenses for the years ended December 2018, 2017 and 2016 were $153, $155 and 201, respectively.

c.	Shareholder bonus rights plan:

On September 12, 2005, the Company's Board of Directors adopted a Shareholder Bonus Rights Plan (the "Rights Plan") pursuant to which share purchase bonus rights (the "Right") were distributed on September 26, 2005, at the rate of one Right for each of the Company's Ordinary shares held by shareholders of record as of the close of business on that date.

The Rights Plan is intended to help ensure that all of the Company's shareholders are able to realize the long-term value of their investment in the Company in the event of a potential takeover which does not reflect the full value of the Company and is otherwise not in the best interests of the Company and its shareholders. The Rights Plan is also intended to deter unfair or coercive takeover tactics.

Each right will entitle shareholders to buy one-half of one of the Company's Ordinary shares. The Rights generally will be exercisable and transferable apart from the Company's Ordinary shares only if a person or group becomes an "Acquiring Person" by acquiring beneficial ownership of 15% or more of the Company's Ordinary shares, subject to certain exceptions set forth in the Rights Plan, or commences a tender or exchange offer upon consummation of which such person or group would become an Acquiring Person. Subject to certain conditions described in the Rights Plan, once the Rights become exercisable, the holders of Rights, other than the Acquiring Person, will be entitled to purchase Ordinary shares at a 50% discount from the market price.

On April, 2015, the board of directors extended the term of the Rights Plan through December 31, 2025. It also allowed for the Company to unilaterally exchange the rights for shares at a ratio of 1:1 and to make such other adjustments as may be deemed advisable by counsel.  The Rights are generally redeemable by the Company's Board of Directors, at $ 0.003 per Right, at any time until the tenth business day following public disclosure that a person or group has become an "Acquiring Person".